Exhibit 99.1

CASE NAME: Mirant Corporation	Monthly Operating Report
ACCRUAL BASIS
CASE NUMBER: 03-46590-BJH

JUDGE: D. Michael Lynn

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

6TH DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: OCTOBER 31, 2005

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Dan Streek	Vice President
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

Dan Streek	December 14, 2005
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Angela Nagy	Assitant Controller
ORIGINAL SIGNATURE OF PREPARER	TITLE

Angela Nagy	December 14, 2005
PRINTED NAME OF PREPARER	DATE

CASE NAME: Mirant Corporation

CASE NUMBER: 03-46590-DML

CONSOLIDATED BALANCE SHEET(1)

		SCHEDULE	MONTH
ASSETS		AMOUNT	October 2005
1.	CASH AND CASH EQUIVALENTS		$1,317,121,148
2.	ACCOUNTS RECEIVABLE (NET)		$783,352,451
3.	ASSETS FROM RISK MGMT ACTIVITIES		$1,056,328,450
4.	DERIVATIVE HEDGING INSTRUMENTS, S/T		$—
5.	INVENTORIES		$365,087,128
6.	OTHER		$1,473,144,069
7.	TOTAL CURRENT ASSETS		$4,995,033,246
8.	PROPERTY, PLANT & EQUIPMENT		$5,235,545,878
9.	LESS: ACCUMULATED DEPRECIATION / DEPLETION		$940,665,450
10.	LEASEHOLD INTERESTS (NET)		$1,431,690,063
11.	CONSTRUCTION WORK IN PROGRESS		$136,645,905
12.	INVESTMENT IN SUSPENDED CONSTRUCTION		$174,318,060
13.	TOTAL NET PROPERTY, PLANT & EQUIPMENT		$6,037,534,456
14.	INVESTMENTS		$263,282,353
15.	L/T ACCOUNTS RECEIVABLE (NET)		$47,568,602
16.	NOTES RECEIVABLE (NET)		$—
17.	ASSETS FROM RISK MGMT ACTIVITIES		$151,437,308
18.	GOODWILL (NET)		$5,767,352
19.	OTHER INTANGIBLES (NET)		$264,334,783
20.	DERIVATIVE HEDGING INSTRUMENTS, L/T		$—
21.	RESTRICTED CASH, NONCURRENT		$187,639,516
22.	OTHER LONG-TERM ASSETS		$—
23.	MISCELLANEOUS DEFERRED CHARGES		$386,643,128
24.	TOTAL NONCURRENT ASSETS		$1,306,673,042
25.	TOTAL ASSETS		$12,339,240,744
POSTPETITION LIABILITIES(2)
26.	DEBT		$1,216,466,067
27.	ACCOUNTS PAYABLE		$689,574,480
28.	LIABILITIES FROM RISK MGMT ACTIVITIES		$1,606,493,485
29.	OBLIGATIONS UNDER ENERGY DELIVERY COMMITMENTS		$6,056,818
30.	DERIVATIVE HEDGING INSTRUMENTS		$—
31.	OTHER		$285,489,143
32.	MISCELLANEOUS DEFERRED CREDITS		$625,373,937
33.	TOTAL POSTPETITION LIABILITIES		$4,429,453,930
PREPETITION LIABILITIES
34.	TOTAL PREPETITION LIABILITIES		$10,480,094,493
35.	TOTAL LIABILITIES		$14,909,548,423
EQUITY
36.	MINORITY INTEREST IN SUBSIDIARIES		$171,636,738
37.	MANDATORILY REDEEMABLE SECURITIES		$—
38.	COMMON STOCK		$4,056,621
39.	ADDITIONAL PAID-IN CAPITAL		$4,918,013,573
40.	RETAINED EARNINGS		$(7,594,415,347)
41.	TREASURY STOCK, AT COST		$(2,260,000)
42.	ACCUMULATED OTHER COMPREHENSIVE INCOME		$(67,339,264)
43.	TOTAL EQUITY		$(2,570,307,679)
44.	TOTAL LIABILITIES & OWNERS’ EQUITY		$12,339,240,744

(1)                    Includes all subsidiaries of the Debtor

(2)                    Postpetition debt includes debt from non-filing affiliates as well as other prepetition debt not subject to compromise

CASE NAME:  Mirant Corporation

CASE NUMBER:  03-46593-DML

CONSOLIDATED INCOME STATEMENT(1)

		MONTH
REVENUES(2)		October 2005
1.	GENERATION	$471,698,056
2.	NET TRADING REVENUE	$8,525,791
3.	DISTRIBUTION	$69,363,427
4.	OTHER	$579,184
5.	NET REVENUE	$550,166,458
OPERATING EXPENSES
6.	ENERGY COST	$287,263,706
7.	OPERATIONS & MAINTENANCE	$79,319,896
8.	DEPRECIATION & AMORTIZATION	$25,430,604
9.	GAIN ON SALE OF PROPERTY & INVESTMENTS	$—
13.	IMPAIRMENT LOSS	$22,535
14.	RESTRUCTURING COSTS	$187,326

15.	TOTAL OPERATING EXPENSES	$392,224,067
16.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$157,942,391
OTHER INCOME & EXPENSES
17.	INTEREST INCOME	$3,295,781
18.	INTEREST EXPENSE	$(62,426,259)
19.	EQUITY IN INCOME OF AFFILIATES	$3,190,318
20.	OTHER	$(1,164,340)
21.	REORGANIZATION ITEMS	$(11,594,731)
22.	MINORITY INTEREST	$(1,539,922)
23.	NET INCOME FROM DISCONTINUED OPERATIONS	$(295,779)
24.	GAIN ON SALE ASSETS, MINORITY OWNED	$—
25.	TOTAL OTHER INCOME/(EXPENSE)	$(70,534,932)
26.
27.	PROVISION FOR INCOME TAX	$(12,805,475)
28.	NET PROFIT (LOSS)	$74,601,984

(1)	Includes all subsidiaries of the Debtor
(2)	Gross margin is calculated as Net Revenue less Energy Cost. Gross Margin detail is as follows:

October 2005
Unrealized gains (losses)	142,099,558
Realized gross margin	120,803,194
Total Gross Margin	$262,902,752

Includes unrealized gains (losses) on asset management, optimization, and legacy portfolios and power purchase agreements.

CASE NAME: Mirant Corporation	Monthly Operating Report
ACCRUAL BASIS-3
CASE NUMBER: 03-46590-BJH

UNCONSOLIDATED

		MONTH			QUARTER
CASH RECEIPTS AND DISBURSEMENTS		October 2005	MONTH	MONTH	TOTAL
1.	CASH - BEGINNING OF MONTH	$248,725,338.65			$248,725,338.65
RECEIPTS FROM OPERATIONS
2.	CASH SALES
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION
4.	POSTPETITION
5.	TOTAL OPERATING RECEIPTS	$0.00	$0.00	$0.00	$0.00
NON - OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)	$23,899,030.01			$23,899,030.01
7.	SALE OF ASSETS
8.	OTHER (ATTACH LIST)
9.	TOTAL NON-OPERATING RECEIPTS	$23,899,030.01	$0.00	$0.00	$23,899,030.01
10.	TOTAL RECEIPTS	$23,899,030.01	$0.00	$0.00	$23,899,030.01
11.	TOTAL CASH AVAILABLE	$272,624,368.66	$0.00	$0.00	$272,624,368.66
OPERATING DISBURSEMENTS
12.	NET PAYROLL
13.	PAYROLL TAXES PAID
14.	SALES, USE & OTHER TAXES PAID
15.	SECURED / RENTAL / LEASES
16.	UTILITIES
17.	INSURANCE
18.	INVENTORY PURCHASES
19.	VEHICLE EXPENSES
20.	TRAVEL
21.	ENTERTAINMENT
22.	REPAIRS & MAINTENANCE
23.	SUPPLIES
24.	ADVERTISING
25.	OTHER (ATTACH LIST)
26.	TOTAL OPERATING DISBURSEMENTS	$0.00	$0.00	$0.00	$0.00
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES
28.	U.S. TRUSTEE FEES
29.	OTHER (ATTACH LIST)
30.	TOTAL REORGANIZATION EXPENSES
31.	TOTAL DISBURSEMENTS	$0.00	$0.00	$0.00	$0.00
32.	NET CASH FLOW	$23,899,030.01	$0.00	$0.00	$23,899,030.01
33.	CASH - END OF MONTH	$272,624,368.66	$0.00	$0.00	$272,624,368.66

6.               Includes net intercompany transfers made in the ordinary course of business

CASE NAME: Mirant Corporation	Monthly Operating Report
ACCRUAL BASIS-4
CASE NUMBER: 03-46590-BJH

		SCHEDULE	MONTH
ACCOUNTS RECEIVABLE AGING		AMOUNT	October 2005	MONTH	MONTH
1.	0-30		$18,568,148.59
2.	31-60		$4,201,026,339.19
3.	61-90		$0.00
4.	91+		$1,892,132,491.68
5.	TOTAL ACCOUNTS RECEIVABLE		$6,111,726,979.46	$0.00	$0.00
6.	AMOUNT CONSIDERED UNCOLLECTIBLE		$0.00
7.	ACCOUNTS RECEIVABLE (NET)		$6,111,726,979.46	$0.00	$0.00

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH:	October 2005

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL
2.	STATE
3.	LOCAL
4.	OTHER (ATTACH LIST)
5.	TOTAL TAXES PAYABLE	$0	$0	$0	$0	$0

6.	ACCOUNTS PAYABLE					$2,737,132,886.90

STATUS OF POSTPETITION TAXES	MONTH:	October 2005

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
		LIABILITY*	OR ACCRUED	PAID	LIABILITY
FEDERAL
1.	WITHHOLDING**
2.	FICA-EMPLOYEE**
3.	FICA-EMPLOYER**
4.	UNEMPLOYMENT
5.	INCOME
6.	OTHER (ATTACH LIST)
7.	TOTAL FEDERAL TAXES	$0	$0	$0	$0
STATE AND LOCAL
8.	WITHHOLDING
9.	SALES
10.	EXCISE
11.	UNEMPLOYMENT
12.	REAL PROPERTY
13.	PERSONAL PROPERTY
14.	OTHER (ATTACH LIST)
15.	TOTAL STATE & LOCAL	$0	$0	$0	$0
16.	TOTAL TAXES	$0	$0	$0	$0

*       The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**     Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

CASE NAME: Mirant Corporation	Monthly Operating Report
ACCRUAL BASIS-5
CASE NUMBER: 03-46590-BJH

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

UNCONSOLIDATED

MONTH:	October 2005

BANK RECONCILIATIONS

		Account #1	Account #2	Account #3
A.	BANK:	Bank of America
B.	ACCOUNT NUMBER:	3751745682			TOTAL
C.	PURPOSE (TYPE):	Checking
1.	BALANCE PER BANK STATEMENT	$11,251,887.67			$11,251,887.67
2.	ADD: TOTAL DEPOSITS NOT CREDITED
3.	SUBTRACT: OUTSTANDING CHECKS
4.	OTHER RECONCILING ITEMS
5.	MONTH END BALANCE PER BOOKS	$11,251,887.67			$11,251,887.67
6.	NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.	Nations Funds # 5007837940	Various	Money Market		$17,709,679.16
8.	Federated Investors # 4484367	Various	Money Market		$2,523,176.81
9.	The Reserve Funds # 671-47-413	Various	Money Market		$234,084,651.18
10.	Merrill Lynch # 318-3361205-4	Various	Money Market		$46,182.97
11.	Federated Investors # 4373869	Various	Money Market		$7,008,790.87
12.	TOTAL INVESTMENTS				$261,372,480.99

CASH

13.	CURRENCY ON HAND	$0.00

14.	TOTAL CASH - END OF MONTH	$272,624,368.66

CASE NAME: Mirant Corporation	Monthly Operating Report
ACCRUAL BASIS-6
CASE NUMBER: 03-46590-BJH	MONTH: October 2005

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

		TYPE OF	AMOUNT	TOTAL PAID
NAME		PAYMENT	PAID	TO DATE
1.
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$0	$0

See Monthly Operating Report for Mirant Services, LLC

PROFESSIONALS

		DATE OF				TOTAL
		COURT	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME		ORDER	APPROVED	PAID	TO DATE	& UNPAID *
1.
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO PROFESSIONALS		$0	$0	$0	$0

See Monthly Operating Report for Mirant Services, LLC

*      INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.
2.
3.
4.
5.
6.	TOTAL	$0	$0	$0

See Monthly Operating Report for Mirant Services, LLC

CASE NAME: Mirant Corporation	Monthly Operating Report
ACCRUAL BASIS-7
CASE NUMBER: 03-46590-BJH	MONTH: October 2005

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) PAST DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW.  ATTACH ADDITIONAL SHEETS IF NECESSARY

See Monthly Operating Report for Mirant Services, LLC for insurance information.

INSTALLMENT PAYMENTS

TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY